Exhibit 10.69

FIRST AMENDMENT

This FIRST AMENDMENT, dated as of December 18, 2025 (this “Amendment”), to the Credit Agreement, dated as of February 13, 2025 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment is herein referred to as the “Amended Credit Agreement”), among SAREPTA THERAPEUTICS, INC., a Delaware limited liability company (the “Borrower”), the lenders from time to time party thereto(the “Existing Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as an Issuing Bank, is entered into by and among the Borrower and each of the Existing Lenders party hereto (such Existing Lenders constituting Required Lenders under the Credit Agreement). Terms defined in the Credit Agreement or the Amended Credit Agreement, as applicable, shall be used in this Amendment with their defined meanings therein unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower, the Existing Lenders party hereto and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, in accordance with the provisions of Section 9.02(b) of the Credit Agreement, the Borrower has requested, and the Existing Lenders party hereto (such Existing Lenders constituting the Required Lenders under the Credit Agreement) have agreed, to amend the Credit Agreement as set forth in Section 1 of this Amendment;

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement. As of the First Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)
Section 1.01 of the Credit Agreement is further amended by inserting the following new definitions in their proper alphabetical order:

“Existing Regulatory Actions” means the Regulatory Actions taken prior to the First Amendment Effective Date in connection with (a) the limit for the ELEVIDYS indication to the treatment of patients four years of age and older with Duchenne muscular dystrophy (“DMD”) who are ambulatory and have a confirmed mutation in the DMD gene and (b) ELEVIDYS labeling changes solely related to the removal of non-ambulatory patients from the FDA-approved indication for use for ELEVIDYS; provided that any other Regulatory Actions as a result of the findings, reports or results of the Observational Study are not Existing Regulatory Actions.

“First Amendment” means that certain First Amendment, dated as of the First Amendment Effective Date, among the Borrower and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

“Observational Study” means the post-marketing observational study of ELEVIDYS required by the FDA and titled “A Long-term Multicenter Prospective Observational Study

Evaluating the Comparative Effectiveness and Safety of Sarepta Gene Transfer Therapy vs. Standard of Care in Participants with Duchenne Muscular Dystrophy under Conditions of Routine Clinical Practice – Safety PMR Cohort”.

(b)
Section 3.07(b)(i)(2) of the Credit Agreement is amended and restated in its entirety as follows:

“(2) neither the Borrower nor any of its Subsidiaries has received written notice of any pending or, to the knowledge of the Borrower or any Subsidiary, threatened claim, suit, proceeding, hearing, enforcement, audit, formal inquiry, qui tam action, appeal, professional disciplinary or regulatory proceedings, inspection, investigation, seizure, shutdown, field action, recall, untitled letter or warning letter, notice of suspension or cancellation of a drug establishment license, medical device establishment registration or other license or clinical trial, U.S. Food and Drug Administration and any successor agency thereto (“FDA”) Form 483, clinical hold, arbitration or other similar correspondence or action (each, a “Regulatory Action”) from the DEA, the U.S. Department of Health and Human Services and any successor agency thereto, the U.S. Department of Health and Human Services Office of Inspector General, the U.S. Customs and Border Protection, and any successor agency to any of the above or any applicable Governmental Authority with jurisdiction over the safety, efficacy, research, design, development, manufacture, ownership, testing, storage, transportation, distribution, supply, packaging, processing, use, marketing, labeling, promotion, advertising, holding, import or export, disposal or sale or offer for sale of any product, service, operation or activity of the Loan Parties, including equivalent foreign and state Governmental Authorities (each a “Regulatory Authority”),

(a) that is reasonably likely to result in a determination or finding by such Regulatory Authority that any such service, operation or activity of the Borrower or any of its Subsidiaries, or any of such products, is in violation of any applicable Health Care Law in any material respect or (b) that is reasonably likely to (i) result in the imposition of any material penalties under a Health Care Law or (ii) materially restrict the ability of the Borrower or its Subsidiaries to conduct their business, taken as a whole, as currently conducted under Health Care Laws (it being understood that the Existing Regulatory Actions do not constitute a restriction on the ability of the Borrower or its Subsidiaries to conduct their business, taken as a whole, as currently conducted under Health Care Laws);”

SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject solely to the satisfaction (or waiver) of each of the following conditions (the date of the satisfaction (or waiver) of all such conditions, the “First Amendment Effective Date”):

(a)
the Administrative Agent shall have received from each Existing Lender party hereto (such Existing Lenders constituting the Required Lenders under the Credit Agreement) and the Borrower, a counterpart of this Amendment signed on behalf of such party; and
(b)
The Administrative Agent shall have received all reasonable and documented out-of-pocket expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel) to the extent due and payable under Section 9.03 of the Credit Agreement and for which invoices have been presented at least three Business Days (or such later date as agreed to by the Borrower) prior to the First Amendment Effective Date.

SECTION 3. Representations and Warranties. On and as of the date hereof, the Borrower hereby represents and warrants that, after giving effect to this Amendment (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 4. Continuing Effect; No Other Amendments or Consents.

(a)
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same provision for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(b)
The Borrower, the Existing Lenders party hereto and the Administrative Agent acknowledge and agree that this Amendment shall constitute a Loan Document.
(c)
Nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith.

SECTION 5. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of legal counsel to the Administrative Agent, in accordance with and to the extent required by the terms in the Credit Agreement.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS:

(a)
GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b)
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(c)
Submission to Jurisdiction. The submission to jurisdiction provision of Section 9.09(c) of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
(d)
Waiver of Venue. The waiver of venue provision of Section 9.09(d) of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
(e)
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.
(f)
Severability. Any provision of any Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(g)
Miscellaneous. Section 9.06 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

SAREPTA THERAPEUTICS, INC.,

as the Borrower

By: /s/ Ryan Wong

Name: Ryan Wong

Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,

as a Lender

By: /s/ Helen D. Davis

Name: Helen D. Davis

Title: Executive Director

UBS AG, STAMFORD BRANCH,

as a Lender

By: /s/ Blake Caruso

Name: Blake Caruso

Title: Director

By: /s/ Andrea Moore

Name: Andrea Moore

Title: Associate Director

Royal Bank of Canada,

as a Lender

By: /s/ Scott Mac Vicar

Name: Scott Mac Vicar

Title: Authorized Signatory

FIFTH THIRD BANK, NATIONAL ASSOCIATION

as a Lender

By: /s/ Peter Spruill

Name: Peter Spruill

Title: Officer

CITIZENS BANK, N.A.,

as a Lender

By: /s/ Benjamin Sileo

Name: Benjamin Sileo

Title: SVP

Goldman Sachs Bank, USA,

as a Lender

By: /s/ Roopa Chandra

Name: Roopa Chandra

Title: Authorized Signatory